Subsequent Events	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
Subsequent Events

15. Subsequent Events

The Company evaluated subsequent events and transactions that occurred after the balance sheet date through the date that the consolidated financial statements were available to be issued, and determined that the Company had the following subsequent events:

As of December 31, 2024, the outstanding loan balance provided by the Company to Guixi Yihang Enterprise Services Co., Ltd. was $143,986(RMB 1,051,000).The borrower is neither a related party nor a shareholder of the Company. Each of the loans carried an annual interest rate of 0%, with a contractual term of 24 months.From January 1, 2025 to March 31, 2025, an additional $574,028(RMB 4,190,000) was advanced, and repayments totaling $176,729(RMB1,290,000) were received.

On March 21, 2025, the Company completed its initial public offering of an aggregate of 2,500,000 ordinary shares, par value $0.0001 per share, at an offering price of $4.00 per share. The gross proceeds from the offering amounted to $10,000,000, before deducting underwriting discounts and offering-related expenses. The Company’s ordinary shares commenced trading on the Nasdaq Capital Market under the ticker symbol “BIYA” on March 21, 2025. The completion of the offering was announced by the Company on March 24, 2025. In addition, the Company granted the underwriters a 45-day option to purchase up to an additional 375,000 ordinary shares at the offering price of $4.00 per share. If the overallotment option is fully exercised, the Company may raise additional gross proceeds of approximately $1,500,000, for a total of approximately $11,500,000 in gross proceeds. As of May 9, 2025, the underwriters had not exercised the overallotment option. The 45-day exercise window has lapsed without execution, and the option is no longer exercisable under the terms of the offering.